STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	6
Beginning Date of Accrual Period	20-Mar-02
End Date of Accrual Period	21-Apr-02
Distribution Date	22-Apr-02
Previous Distribution Date	20-Mar-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements 28,312,625.62
Principal Collections	21,976,654.12
Interest Collections	6,335,971.50
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	28,312,625.62
Interest Paid to Certificates	1,314,273.20
Principal Paid to Certificates	26,998,352.42
Equity Certificate	-

Balance Reconciliation

Begin Principal Balance	724,100,164.28
Principal Collections (including repurchases)	21,976,654.12
Charge off Amount	0.00
End Principal Balance	702,123,510.16

Collateral Performance
Cash Yield (% of beginning balance)	11.00%
Charge off Amount (% of beginning balance)	0.00%
Net Yield	11.00%

Delinquent Loans
30-59 days principal balance of loan	13,542,053.94
30-59 days number of loans	151
60-89 days principal balance of loan	3,221,970.46
60-89 days number of loans	32
90+ days principal balance of loan	6,835,738.28
90+ days number of loans	73

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	8,123
Number of HEL outstanding (EOP)	7,900
Number of Loans that went into REO	6
Principal Balance of Loans that went into REO	656,076.68

Overcollateralization
Begin OC Amount	110,255,701.32
OC Release Amount	0.00
Extra Principal Distribution	5,021,698.30
End OC Amount	115,277,399.62

Target OC Amount	142,530,364.62
Interim OC Amount	110,255,701.32
Interim OC Deficiency	32,274,663.30

Monthly Excess Cashflow	5,021,698.30

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance 77.77%

Interest Calculations
1 month LIBOR	1.90125%
Class A Formula Rate (1-mo. Libor plus 37bps)	2.27125%
Class A Pass-Through Rate	2.27125%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.85125%
Class M Pass-Through Rate	2.85125%
Available Funds Cap	9.94491%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	37.473480
2. Principal Distribution per $1,000	35.779785
3. Interest Distribution per $1,000	1.693695

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.27125%
2. Days in Accrual Period	33

3. Class A Interest Due	1,136,012.00
4. Class A Interest Paid	1,136,012.00
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	545,640,426.51
2. Class A Principal Due	23,998,575.24
3. Class A Principal Paid	23,998,575.24
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	521,641,851.27

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP 0.7777226
8. Class A Certificate Balance as a % of the Pool Balance, EOP 0.7429488

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	37.905992
2. Principal Distribution per $1,000	35.779785
3. Interest Distribution per $1,000	2.126207

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.85125%
2. Days in Accrual Period	33

3. Class M Interest Due	178,261.20
4. Class M Interest Paid	178,261.20
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	68,204,036.45
2. Class M Principal Due	2,999,777.18
3. Class M Principal Paid	2,999,777.18
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	65,204,259.27

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP 0.7777226
8. Class M Certificate Balance as a % of the Pool Balance, EOP 0.0928672